UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
July 6, 2016

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-188583-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-188583, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 6, 2016, Comenity Bank (the "Bank"), WFN Credit Company, LLC (the "Transferor") and MUFG Union Bank, N.A. ("Union Bank"), as trustee (the "Trustee"), entered into the Second Amendment to Collateral Series Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Bank, the Transferor and the Trustee amended certain provisions of the Collateral Series Supplement, dated as of August 21, 2001, among the Bank, the Transferor and the Trustee.

On July 6, 2016, the Bank and the Transferor entered into the Third Amendment to Receivables Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Bank and the Transferor amended certain provisions of the Receivables Purchase Agreement, dated as of August 1, 2001, between the Bank and the Transferor.

On July 6, 2016, World Financial Network Credit Card Master Note Trust (the "Trust") and Union Bank, as indenture trustee (the "Indenture Trustee") entered into Supplemental Indenture No. 6 to Master Indenture, a copy which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Master Indenture, dated as of August 1, 2001, between the Trust and the Indenture Trustee.

On July 6, 2016, the Bank, the Transferor and the Trust entered into the Tenth Amendment to the Transfer and Servicing Agreement, a copy which is filed with this Form 8-K as Exhibit 4.4, pursuant to which the Bank, the Transferor and the Trust amended certain provisions of the Transfer and Servicing Agreement, dated as of August 1, 2001, among the Bank, the Transferor and the Trust.

On July 6, 2016, the Bank, the Transferor, the Trust and FTI Consulting, Inc. entered into the Asset Representations Review Agreement, a copy of which is filed with this Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Second Amendment to Collateral Series Supplement, dated as of July 6, 2016

Exhibit 4.2	Third Amendment to Receivables Purchase Agreement, dated as of July 6, 2016

Exhibit 4.3	Supplemental Indenture No. 6 to Master Indenture, dated as of July 6, 2016

Exhibit 4.4	Tenth Amendment to the Transfer and Servicing Agreement, dated as of July 6, 2016

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  July 8, 2016

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Second Amendment to Collateral Series Supplement, dated as of July 6, 2016

Exhibit 4.2	Third Amendment to Receivables Purchase Agreement, dated as of July 6, 2016

Exhibit 4.3	Supplemental Indenture No. 6 to Master Indenture, dated as of July 6, 2016

Exhibit 4.4	Tenth Amendment to the Transfer and Servicing Agreement, dated as of July 6, 2016

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 6, 2016